SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C.  20549

                                 FORM 8-K

                               CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d)
                 OF THE SECURITIES EXCHANGE ACT OF 1934

                     Date of Earliest Event Reported
                              February 4, 1997

                    Interra Financial Incorporated
          (Exact name of registrant as specified in its charter)

                                DELAWARE
  (State or other jurisdiction of incorporation of organization)

                 1-8186                        41-1228350
     (Commission File Number)                (IRS Employer
                                         Identification Number)

  Dain Bosworth Plaza, 60 South Sixth Street,
           Minneapolis, Minnesota                55402-4422
 (Address of principal executive offices)        (Zip Code)

Registrant's telephone number, including area code (612) 371-7750

Item 5.   OTHER EVENTS

          Reference is made to Exhibits 99.1, 99.2 and 99.3 filed herewith.

Item 7.   FINANCIAL STATEMENTS AND EXHIBITS

          Exhibit 99.1  Press release  containing announcement of
                        increase    in    registrant's    regular
                        quarterly cash dividend from $.15 to $.18 per share.

          Exhibit 99.2  Press   release    regarding   registrant
                        changing its  name to  Interra  Financial
                        Incorporated     from      Inter-Regional
                        Financial Group, Inc.

          Exhibit 99.3  Press   release    regarding   registrant
                        changing its NYSE ticker symbol from "IFG" to "IFI".

                            SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              INTERRA FINANCIAL INCORPORATED
                                        Registrant


Date:  February 10, 1997

                              By:  Louis C. Fornetti
                                   --------------------------
                                   Louis C. Fornetti
                                   Executive Vice President &
                                    Chief Financial Officer

                              By:  Daniel J. Reuss
                                   --------------------------
                                   Daniel J. Reuss
                                   Senior Vice President,
                                   Corporate Controller
                                    & Treasurer

                  INTERRA FINANCIAL INCORPORATED
                        INDEX OF EXHIBITS

Exhibit No.

99.1      -         Press  release   containing  announcement  of
                    increase in registrant's regular quarterly cash dividend from $.15 to $.18 per share.

99.2      -         Press release  regarding registrant  changing
                    its name to Interra Financial Incorporated from Inter-Regional Financial Group, Inc.

99.3      -         Press release  regarding registrant  changing
                    its NYSE ticker symbol from "IFG" to "IFI".